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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                FORM 8-K (12g-3)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 1, 2001





                              --------------------


                    Southern Community Financial Corporation


     North Carolina                     N/A*                    56-2270620
(State of incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


         4701 Country Club Road, Winston-Salem, North Carolina        27104
                  (Address of principal executive offices)          (Zip Code)

                    Issuer's telephone number: (336) 768-8500

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               This document contains 2 pages, excluding exhibits.

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* Southern Community Financial Corporation has reporting obligations under
Section 12(g) of the Securities Exchange Act of 1934 as a result of a share exchange with Southern Community Bank and Trust effective October 1, 2001. Shares of common stock of Southern Community Bank and Trust were registered under Section 12(g) of the Securities Exchange Act and pursuant to Section 12(i) of such Act, Southern Community Bank and Trust filed its periodic reports with the Federal Deposit Insurance Corporation through September 30, 2000 and subsequent reports with the Board of Governors of the Federal Reserve System through September 30, 2001.


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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

Effective October 1, 2001, Southern Community Financial Corporation ("SCFC"), acquired 100% of the voting shares of Southern Community Bank and Trust (the "Bank") through a share exchange with the former shareholders of the Bank. SCFC is a financial holding company supervised by the Board of Governors of the Federal Reserve System. Through the share exchange, the former shareholders of the Bank received one share of common stock of SCFC for every one share of common stock of the Bank owned. Prior to the share exchange, the common stock of the Bank had been registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). As a result of the share exchange, pursuant to Rule 12g-3(a) under the Exchange Act, SCFC common stock is deemed registered under Section 12(g) of the Exchange Act.

F. Scott Bauer, President and Chief Executive Officer of the Bank and SCFC said of the conversion: "This is a further stage in the development of Southern Community Bank. Creation of the financial holding company will position our company well for future opportunities we expect to become available. We hope to use the financial holding company structure to enhance our company's ability to diversify its assets and potentially increase shareholder value."

SCFC's current intent is that its sole activity will be to hold the stock of the Bank. The Bank opened on November 18, 1996. The Bank is headquartered in Winston-Salem North Carolina, with offices in Winston-Salem, Clemmons, Kernersville and Yadkinville, North Carolina. The new stock symbol for the holding company is SCMF. The stock continues to be traded on the OTC Electronic Bulletin Board.

ITEM 7(a):  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not applicable.

ITEM 7(b):  PRO FORMA FINANCIAL INFORMATION

         Not applicable.

ITEM 7(c):  EXHIBITS

         Exhibit 2:        Agreement And Plan Of Reorganization And Share
                           Exchange
         Exhibit 3(i):     Articles of Incorporation
         Exhibit 3(ii):    Bylaws
         Exhibit 4: Specimen certificate for Common Stock of Southern Community Financial Corporation
         Exhibit 99:       Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SOUTHERN COMMUNITY FINANCIAL CORPORATION

                                       By: /s/ Richard M. Cobb
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                                           Richard M. Cobb
                                           Executive Vice President
                                           and Chief Financial Officer

                                       Date:     October 3, 2001